Exhibit 10.7

配偶同意函

Spousal Consent

配偶同意函

Spousal Consent

本人，胡文霞（身份证件号码），系【吴春云】（身份证件号码：   ）（“本人配偶”）的合法配偶。本人在此无条件且不可撤销地同意本人配偶于【2022】年【9】月【7】日签署下列交易文件（“交易文件”），并同意其根据交易文件的相关条款，处置登记于本人配偶名下并为其所拥有的浙江优巴科技有限公司（“公司”）的股份：

The undersigned, Hu Wenxia (Identification No:   ), is the legal spouse of [Wu Chunyun] (Identification No: ) (“My Spouse”). I hereby unconditionally and irrevocably agree My Spouse to sign the following documents (the “Transaction Documents”) on September 7, 2022 and agree to dispose of the shares in Zhejiang Youba Technology Co., Ltd. (the “Company”) held by and registered under the name of My Spouse in accordance with the provisions of the following documents:

(1)	本人配偶与浙江新杰尼科技有限公司（“WFOE”）、公司及其他合同相对方签订的《股份质押协议》；

The Share Pledge Agreement entered into by My Spouse, Zhejiang Xinjieni Technology Co., Ltd. (“WFOE"), the Company, and other parties;

(2)	由本人配偶与WFOE、公司及其他合同相对方签订的《独家股权购买权协议》；

The Exclusive Call Option Agreement entered into by My Spouse, WFOE, the Company, and other parties;

(3)	由本人配偶与WFOE、公司及其他合同相对方签订的《独家资产购买权协议》；以及

The Exclusive Assets Option Agreement entered into by My Spouse, WFOE, the Company, and other parties; and

(4)	由本人配偶签署的《授权委托书》，以授权WFOE享有及行使就其于公司所持有的股份而产生的权利与义务。

The Power of Attorney executed by My Spouse authorizing WFOE to enjoy and exercise his rights and obligations raising from the shares in the Company.

1.	本人在此确认，本人无权享有与公司股份的有关的任何权利，并承诺不会就公司股份提出任何要求。本人进一步确认，本人配偶履行交易文件的权利和义务以及在将来修订或终止交易文件的行为，无需取得本人的授权或同意。

I hereby confirm that I am not entitled to any right with respect to the shares in the Company and undertake not to raise any claim on the shares in the Company. I further confirm that My Spouse's performance of the Transaction Documents and further modification or termination of the Transaction Documents will not require my separate authorization or consent.

1

配偶同意函

Spousal Consent

2.	本人在此承诺签署任何必要文件并釆取任何必要行动，以保证交易文件（可不时修订）的适当履行。

I hereby undertake to execute all necessary documents, and take all necessary actions, to ensure the Transaction Documents (as amended from time to time) to be properly performed.

3.	本人在此同意并承诺，如本人基于任何原因而取得公司股份，本人将受到交易文件（可不时修订）的约束，并将遵循交易文件（可不时修订）项下的公司股东义务；为此，如WFOE或其指定的第三方要求，本人将签署与交易文件（可不时修订）形式内容相同的一系列书面文件。

I hereby agree and undertake that if I obtain any shares in the Company for any reason, I shall be bound by the Transaction Documents (as amended from time to time) and abide by the obligations of the shareholders of the Company under the Transaction Documents (as amended from time to time). For this purpose, upon WFOE's or its designate third-party request, I shall execute a series of written documents with substantially the same form and content as the Transaction Documents (as amended from time to time).

[Signature Page Follows/以下为签字页]

2

配偶同意函

Spousal Consent

本页为配偶同意函的签字页。

This Page is the signature page to Spousal Consent.

签署人：	胡文霞
Signatory:	Hu Wenxia

日期：2022年9月7日

Date:	September 7，2022

3

配偶同意函

Spousal Consent

配偶同意函

Spousal Consent

本人，杨英（身份证件号码  ），系【郑加华】（身份证件号码：  ）（“本人配偶”）的合法配偶。本人在此无条件且不可撤销地同意本人配偶于【2022】年【9】月【7】日签署下列交易文件（“交易文件”），并同意其根据交易文件的相关条款，处置登记于本人配偶名下并为其所拥有的浙江优巴科技有限公司（“公司”）的股份：

The undersigned, Yang Ying (Identification No:    ), is the legal spouse of [Zheng Jiahua] (Identification No:   ) (“My Spouse”). I hereby unconditionally and irrevocably agree My Spouse to sign the following documents (the “Transaction Documents”) on September 7, 2022 and agree to dispose of the shares in Zhejiang Youba Technology Co., Ltd. (the “Company”) held by and registered under the name of My Spouse in accordance with the provisions of the following documents:

(1)	本人配偶与浙江新杰尼科技有限公司（“WFOE”）、公司及其他合同相对方签订的《股份质押协议》；

The Share Pledge Agreement entered into by My Spouse, Zhejiang Xinjieni Technology Co., Ltd. (“WFOE"), the Company, and other parties;

(2)	由本人配偶与WFOE、公司及其他合同相对方签订的《独家股权购买权协议》；

The Exclusive Call Option Agreement entered into by My Spouse, WFOE, the Company, and other parties;

(3)	由本人配偶与WFOE、公司及其他合同相对方签订的《独家资产购买权协议》；以及

The Exclusive Assets Option Agreement entered into by My Spouse, WFOE, the Company, and other parties; and

(4)	由本人配偶签署的《授权委托书》，以授权WFOE享有及行使就其于公司所持有的股份而产生的权利与义务。

The Power of Attorney executed by My Spouse authorizing WFOE to enjoy and exercise his rights and obligations raising from the shares in the Company.

1.	本人在此确认，本人无权享有与公司股份的有关的任何权利，并承诺不会就公司股份提出任何要求。本人进一步确认，本人配偶履行交易文件的权利和义务以及在将来修订或终止交易文件的行为，无需取得本人的授权或同意。

I hereby confirm that I am not entitled to any right with respect to the shares in the Company and undertake not to raise any claim on the shares in the Company. I further confirm that My Spouse's performance of the Transaction Documents and further modification or termination of the Transaction Documents will not require my separate authorization or consent.

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配偶同意函

Spousal Consent

2.	本人在此承诺签署任何必要文件并釆取任何必要行动，以保证交易文件（可不时修订）的适当履行。

I hereby undertake to execute all necessary documents, and take all necessary actions, to ensure the Transaction Documents (as amended from time to time) to be properly performed.

3.	本人在此同意并承诺，如本人基于任何原因而取得公司股份，本人将受到交易文件（可不时修订）的约束，并将遵循交易文件（可不时修订）项下的公司股东义务；为此，如WFOE或其指定的第三方要求，本人将签署与交易文件（可不时修订）形式内容相同的一系列书面文件。

I hereby agree and undertake that if I obtain any shares in the Company for any reason, I shall be bound by the Transaction Documents (as amended from time to time) and abide by the obligations of the shareholders of the Company under the Transaction Documents (as amended from time to time). For this purpose, upon WFOE's or its designate third-party request, I shall execute a series of written documents with substantially the same form and content as the Transaction Documents (as amended from time to time).

[Signature Page Follows/以下为签字页]

5

配偶同意函

Spousal Consent

本页为配偶同意函的签字页。

This Page is the signature page to Spousal Consent.

签署人：	杨英
Signatory:	Yang Ying

日期：2022年9月7日

Date:	September 7，2022

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